                                                                 Exhibit 24.1

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ MICHAEL J. ARANSON
                                                 -------------------------------
                                                 Michael J. Aranson

Dated: March 14, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ DAVID J. FINE
                                                 -------------------------------
                                                 David J. Fine

Dated: March 19, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ MILTON FINE
                                                 -------------------------------
                                                 Milton Fine

Dated: March 19, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ R. MICHAEL MCCULLOUGH
                                                 -------------------------------
                                                 R. Michael McCullough

Dated: March 14, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, J. William Richardson, Marvin I. Droz, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ W. THOMAS PARRINGTON, JR.
                                                 -------------------------------
                                                 W. Thomas Parrington, Jr.

Dated: March 19, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., Marvin I. Droz, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ J. WILLIAM RICHARDSON
                                                 -------------------------------
                                                 J. William Richardson

Dated: March 19, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ THOMAS J. SAYLAK
                                                 -------------------------------
                                                 Thomas J. Saylak

Dated: March 18, 1997

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), an Annual Report on Form 10-K for the year ended December 31, 1996, and to sign any and all amendments to such Form 10-K and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, and their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ STEVEN J. SMITH
                                                 -------------------------------
                                                 Steven J. Smith

Dated: March 19, 1997